UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2010

Annual Report

Western Asset Managed High Income Fund Inc.

(MHY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Financial highlights	22

Notes to financial statements	23

Report of independent registered public accounting firm	30

Board approval of management and subadvisory agreements	31

Additional information	35

Annual chief executive officer and chief financial officer certifications	40

Dividend reinvestment plan	41

Important tax information	43

Letter from the Chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Managed High Income Fund Inc. for the twelve-month reporting period ended February 28, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

Western Asset Managed High Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy was weak during much of the first half of the twelve-month reporting period ended February 28, 2010, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through February 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004. Manufacturing then took a modest step backward in February as the PMI was 56.5.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of February 2010, there was an 8.6 month supply of unsold homes, up from a 7.8 month supply the prior month. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009, 7.2% in January 2010 and 0.6% in February.

December’s decline was not surprising, given sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s and February’s sales declines were disappointing.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January, where it also remained at the end of February. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

Compared to the last three months of 2008, which were characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, the twelve-month period ended February 28, 2010 was largely a return to more normal conditions and increased investor risk appetite.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its eight meetings during the period. At its meeting in March 2010 (subsequent to the close of the reporting period), the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV	Western Asset Managed High Income Fund Inc.

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

In sharp contrast to the fourth quarter of 2008 and early 2009, when investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, investor risk aversion abated during the reporting period. Toward the beginning of the period, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence. In a stunning turnaround from 2008, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields remained relatively low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 1.00% and 3.02%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.81% and 3.61%, respectively.

In contrast to their shorter-term counterparts, longer-term Treasury yields moved higher over the reporting period due to fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. For the twelve months ended February 28, 2010, the Barclays Capital U.S. Aggregate Indexvi returned 9.32%.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all twelve months of the period. This strong performance was due to a variety of factors, including improving credit conditions, generally better-than-expected economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 55.20% for the twelve months ended February 28, 2010.

Emerging market debt prices rallied sharply — posting positive returns each month during the reporting period. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the twelve months ended February 28, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 30.93%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v                   The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii  The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests primarily in high-yield corporate bonds, debentures and notes.

The managers employ an actively managed approach that assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative) as well as identifying sector overweights and underweights. Risk and weightings are reviewed on a regular basis. The bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with the portfolio managers to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner are the co-leaders of the portfolio management team of this Fund. They are responsible for the day-to-day strategic oversight of the Fund’s investments and/or supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market staged a historic rally as corporate bonds recovered sharply from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. Weak economic data in the first quarter of 2009 triggered a flight to quality and caused high-yield prices to weaken in February 2009 (before the reporting period began) through early March. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, in the spring of 2009, conditions in the credit markets improved, as there were signs that the economy was stabilizing and investor risk aversion abated. Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The rally really gained steam when economic data began to stabilize in the second quarter and upon the release of the U.S. Treasury sponsored bank “stress” tests in May. The stress tests were viewed as benign and provided relief to investors that the doomsday predictions by some in January and February that banks were generally insolvent were erroneous.

After a weak start when the fiscal year began in March 2009 and despite some temporary setbacks, the high-yield market continued to rally and generated exceptional returns during the reporting period. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the recession was drawing to a close. Collectively, investor risk appetite

2	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexii (the “Index”) returned 55.20% for the twelve months ended February 28, 2010. During this period, as measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, returning 98.14% and 38.25%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Index substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the benchmark and to take advantage of this opportunity.

As a hedge against our lower-quality bias in the portfolio and given the uncertain economic environment, we emphasized more defensive industries, including Utilities, Health Care and Energy, that generally hold up relatively well during economic declines. When the sharp rally continued into the fourth quarter of 2009 and valuations improved dramatically, we sought to reduce the level of risk in the portfolio and increased the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We felt this adjustment was warranted given the fragile state of the economic recovery and external factors that could impact the financial markets. As a case in point, toward the end of the reporting period, the financial markets were negatively impacted by the debt crisis in Greece. While these concerns abated when the European Union stepped in and vowed to support Greece, it demonstrates the potential risks that remain in the marketplace.

Performance review

For the twelve months ended February 28, 2010, Western Asset Managed High Income Fund Inc. returned 58.43% based on its net asset value (“NAV”)iii and 64.09% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 55.20% for the same period. The Lipper High Current Yield Closed-End Funds Category Averageiv returned 44.40% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.59 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of February 28, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2010

Price Per Share	12-Month Total Return*
$5.77 (NAV)	58.43%
$6.02 (Market Price)	64.09%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The portfolio’s quality biases were the largest contributors to the Fund’s relative performance during the reporting period. The portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. The Fund also benefited from its underweight to BB-rated securities, which underperformed the benchmark as high-yield managers tended to favor securities further out the risk spectrum.

In terms of individual holdings, leading contributors to performance included our overweight positions in Ford Motor Co., Ford Motor Credit Co., LLC, DAE Aviation Holdings Inc., GMAC and Energy Future Holdings Corp. Ford Motor Co. has been able to outperform its peers in what has been an extremely difficult economic

Western Asset Managed High Income Fund Inc. 2010 Annual Report	3

environment for the Automobiles sub-sector. Unlike its domestic peers, Ford Motor Co. made tremendous progress in its restructuring plan, which included a more focused product line of sporty fuel efficient vehicles and reductions in both its cost structure and debt. Ford Motor Credit Co. benefited from its historically high underwriting standards and a sole focus on automotive financing. DAE Aviation Holdings Inc., an aircraft maintenance, repair and overhaul company, maintained strong credit metrics throughout the year. GMAC was previously the wholly-owned financial services arm of General Motors and is now a U.S. bank holding company. The company performed well as it obtained several capital injections during the fiscal year through the government’s Troubled Asset Relief Program (“TARP”). In addition, GMAC reported better-than-expected earnings during the period. Energy Future Holdings Corp., a lower-quality holding, rallied sharply during the period. Our exposure to these subordinated debt holdings generated significant outperformance. Energy Future Holdings Corp.’s earnings results have been stable, as they have substantial hedges in place for their production. Despite being highly levered, the company has no near-term maturities and, we believe, has time to address its debt issues.

Q. What were the leading detractors from performance?

A. Sector selection, as a whole, was the largest detractor from the Fund’s relative performance over the fiscal year. As a hedge to the portfolio’s aggressive CCC ratings positioning, we maintained overweight positions in typically-defensive sectors such as Utilities, Health Care and Energy. However, these overweights were not rewarded as the defensive sectors of the market underperformed the higher-risk areas during the reporting period.

An underweight to the Information Technology (“IT”) sector also detracted from performance. Although IT came under tremendous distress in 2008 as a number of 2006 and 2007 vintage leveraged buyout technology companies weakened dramatically, the sector was one of the top performers within the benchmark during the reporting period.

The largest individual detractors for the period included Station Casinos Inc. and El Paso Corp., including its subsidiary Tennessee Gas Pipeline Co. Our overweight in gaming company Station Casinos Inc. detracted as the gaming market has suffered deep declines due to the severe economic recession. In addition, home prices in Las Vegas have fallen substantially since their peak in May 2006. Collectively, this has taken its toll on the local population of Las Vegas, a market of focus for Station Casinos Inc. Given deteriorating revenues, Station Casinos Inc. announced an exchange offer to bondholders in December 2008. However, this was rejected and negotiations between the parties have been difficult. Unable to reach agreement on a restructuring plan with its various debt holders, Station Casinos Inc. filed for bankruptcy protection in July 2009 and it continues to negotiate with lenders and creditors. BB-rated pipeline owner and operator El Paso Corp. also performed poorly. The issuer was out of favor during the reporting period given its defensive nature. In addition, El Paso Corp.’s earnings over the past twelve months fell due to low natural gas prices, and leverage metrics weakened from increased debt and lower EBITDAv. Free cash flow was negative throughout the year due to the firm’s continued spending on the Ruby pipeline project, further weakening near-term credit metrics. The company expects to be free cash flow positive by 2012. Concern has been growing as El Paso Corp. has been moving assets to its subsidiary El Paso Pipeline Partners, which could lead to weaker asset coverage for holders of senior unsecured El Paso Corp. debt should the subsidiary begin to raise debt at its level.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888 777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard

4	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Fund overview (cont’d)

Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 16, 2010

Portfolio holdings and breakdowns are as of February 28, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2010 were: Consumer Discretionary (19.1%), Financials (16.6%), Energy (13.9%), Industrials (11.3%) and Materials (10.0%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii             The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii          Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv           Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

v              EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) As a percent of total investments

†             The bar graphs above represent the composition of the Fund’s investments as of February 28, 2010 and February 28, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 89.9%
Consumer Discretionary — 17.2%
Auto Components — 0.4%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	$150,000	$156,375	(a)
Keystone Automotive Operations Inc., Senior Subordinated Notes	9.750%	11/1/13	375,000	163,125
Visteon Corp., Senior Notes	12.250%	12/31/16	678,000	633,930	(a)(b)
Total Auto Components				953,430
Automobiles — 0.7%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	2,860,000	879,450	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	1,860,000	571,950	(b)
Motors Liquidation Co., Senior Notes	7.125%	7/15/13	1,325,000	390,875	(b)
Total Automobiles				1,842,275
Diversified Consumer Services — 0.5%
Service Corp. International, Senior Notes	7.500%	4/1/27	245,000	222,338
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	1,095,000	1,155,225	(a)
Total Diversified Consumer Services				1,377,563
Hotels, Restaurants & Leisure — 7.0%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	820,000	842,550
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	410,000	324,925
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,030,000	921,850	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,770,000	1,593,000
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	445,000	460,575
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	270,000	4,219	(a)(b)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	490,000	275,625
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,039,000	1,580,225
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	601,000	495,825
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,985,000	2,069,362
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	985,000	645,175	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	2,375,000	1,163,750	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	585,000	614,250	(a)
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	50,000	50,125
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	90,000	95,850	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	215,000	233,275	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	1,900,000	1,862,000
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	250,000	201,563
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,340,000	1,400,300	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	180,000	160,200
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,150,000	1,198,875	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	260,000	258,700	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	790,000	754,450	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	635,000	522,287
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	545,000	373,325	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	105,000	72,975	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	7

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Notes	6.000%	4/1/12	$860,000	$129,000	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,430,000	214,500	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	40,000	408	(b)(c)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes	7.875%	11/1/17	245,000	243,775	(a)
Total Hotels, Restaurants & Leisure				18,762,939
Household Durables — 0.6%
American Greetings Corp., Senior Notes	7.375%	6/1/16	325,000	317,850
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	640,000	665,600	(a)
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	632,000	597,240	(c)
Total Household Durables				1,580,690
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	470,000	494,675
Leisure Equipment & Products — 0.1%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	280,000	265,300
Media — 5.2%
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	720,000	730,800
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	2,525,000	2,588,125
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	291,825	343,259	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	590,000	540,588	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	640,000	614,400	(a)
Charter Communications Inc., Senior Secured Notes	10.875%	9/15/14	1,980,000	2,215,125	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	600,000	573,000
DISH DBS Corp., Senior Notes	6.625%	10/1/14	270,000	271,350
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,620,000	1,676,700
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond to yield	10.992%	8/1/16	650,000	591,500
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	750,000	738,750
Sun Media Corp., Senior Notes	7.625%	2/15/13	635,000	608,013
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,205,000	1,310,437	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000	428,450	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	310,000	330,150
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	330,000	342,375
Total Media				13,903,022
Multiline Retail — 0.7%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,412,386	1,398,262	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	665,000	575,225
Total Multiline Retail				1,973,487
Specialty Retail — 1.2%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	875,000	634,375	(a)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	1,105,000	1,127,100
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000	676,700
Michaels Stores Inc., Senior Subordinated Notes, step bond to yield	12.498%	11/1/16	1,000,000	820,000
Total Specialty Retail				3,258,175

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — 0.6%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	$1,425,000	$1,588,875
Total Consumer Discretionary				46,000,431
Consumer Staples — 1.8%
Food Products — 0.6%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	430,000	432,150	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	425,000	433,500	(a)
Dole Food Co. Inc., Senior Secured Notes	8.000%	10/1/16	430,000	439,675	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	370,000	402,375	(a)
Total Food Products				1,707,700
Household Products — 0.4%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	355,000	351,450	(a)
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	585,000	595,237	(a)
Total Household Products				946,687
Personal Products — 0.2%
Revlon Consumer Products Corp., Senior Secured Notes	9.750%	11/15/15	460,000	474,950	(a)
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,570,000	1,640,650	(a)
Total Consumer Staples				4,769,987
Energy — 13.4%
Energy Equipment & Services — 1.4%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,135,000	1,222,963
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	690,000	674,475
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	560,000	560,000	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	1,215,000	1,208,925
Parker Drilling Co., Senior Notes	9.625%	10/1/13	100,000	103,000
Total Energy Equipment & Services				3,769,363
Oil, Gas & Consumable Fuels — 12.0%
Adaro Indonesia PT, Notes	7.625%	10/22/19	250,000	249,375	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	745,000	774,800	(a)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	610,000	573,400
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	2,420,000	2,238,500
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	700,000	764,750
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	285,000	277,163
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	335,000	324,950
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	270,000	257,850
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	950,000	890,625
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	945,000	935,550
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	345,000	339,825
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/10	2,133,033	1,578,444	(a)(c)(d)(e)
Crosstex Energy/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	530,000	540,600	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	768,000	798,720
El Paso Corp., Senior Notes	8.250%	2/15/16	90,000	95,850
Encore Acquisition Co., Senior Subordinated Notes	9.500%	5/1/16	210,000	224,700

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	9

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	$840,000	$850,492
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	1,040,000	986,855
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	40,000	23,000	(a)(b)
International Coal Group Inc., Senior Notes	10.250%	7/15/14	1,710,000	1,752,750
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	560,000	562,800
Mariner Energy Inc., Senior Notes	8.000%	5/15/17	335,000	321,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	640,000	651,200
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,045,000	1,051,531	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	610,000	623,725	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	245,000	216,825
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	520,000	465,400
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	900,000	940,500
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	380,000	323,000	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	373,650	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000	748,362
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	755,812
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	720,000	730,800
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	285,000	324,900
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	2,560,000	2,521,600	(e)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	30,000	29,550	(a)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	580,000	569,850
Teekay Corp., Senior Notes	8.500%	1/15/20	1,610,000	1,642,200
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	744,975
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,326,197
W&T Offshore Inc., Senior Notes	8.250%	6/15/14	795,000	751,275	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	765,000	776,475
Total Oil, Gas & Consumable Fuels				31,930,426
Total Energy				35,699,789
Financials — 14.1%
Capital Markets — 0.1%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	865,000	198,950	(b)
Commercial Banks — 1.7%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	650,000	519,787
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	200,000	191,500	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	421,823	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	200,000	189,500
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	965,000	1,226,214	(a)(d)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	465,000	435,353
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	200,000	182,279
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	915,000	905,850	(d)(f)
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	365,000	398,105	(d)(f)
Total Commercial Banks				4,470,411

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 5.1%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	$1,480,000	$1,657,600	(a)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,060,000	1,112,328
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	615,000	617,913
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,955,000	5,665,790
GMAC Inc., Senior Notes	7.500%	12/31/13	190,000	188,100
GMAC Inc., Senior Notes	8.300%	2/12/15	1,710,000	1,729,237	(a)
GMAC Inc., Senior Notes	8.000%	11/1/31	373,000	347,822
GMAC LLC, Senior Bonds, zero coupon bond to yield	8.278%	12/1/12	1,160,000	928,305
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	890,000	871,850
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	550,000	424,338
Total Consumer Finance				13,543,283
Diversified Financial Services — 4.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	870,000	865,650
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	65,000	62,041	(d)(f)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	680,000	773,248
CCM Merger Inc., Notes	8.000%	8/1/13	1,450,000	1,210,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/13	139,495	132,869
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	209,243	192,242
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	209,243	190,673
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	468,739	416,592
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	2,758,235	2,447,934
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	180,000	173,193
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	1,120,000	1,161,664	(d)(f)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	980,000	999,600
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	120,000	117,900
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	450,000	438,750
TNK-BP Finance SA	7.875%	3/13/18	918,000	966,195	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	445,000	467,828	(a)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	700,000	703,500	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	870,000	859,125	(a)
Total Diversified Financial Services				12,179,754
Insurance — 1.4%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	525,000	358,313	(d)
American International Group Inc., Medium-Term Notes, Senior Notes	5.450%	5/18/17	1,415,000	1,151,571
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	370,000	299,206
American International Group Inc., Senior Notes	5.050%	10/1/15	330,000	279,152
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	817,899
Everest Reinsurance Holdings Inc., Subordinated Notes	6.600%	5/15/37	710,000	571,550	(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	356,400	(a)
Total Insurance				3,834,091
Real Estate Investment Trusts (REITs) — 0.6%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	430,000	438,600	(a)
Host Marriott LP, Senior Notes	7.125%	11/1/13	375,000	381,094

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	11

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Investment Trusts (REITs) — continued
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	$220,000	$220,550
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	695,000	698,475
Total Real Estate Investment Trusts (REITs)				1,738,719
Real Estate Management & Development — 0.6%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield	24.274%	6/30/15	395,200	130,416	(a)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	1,750,000	1,470,000
Realogy Corp., Senior Toggle Notes	11.000%	4/15/14	122,539	101,095	(e)
Total Real Estate Management & Development				1,701,511
Total Financials				37,666,719
Health Care — 5.9%
Biotechnology — 0.2%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	490,000	494,900	(a)
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	560,000	614,600
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	565,000	621,500	(e)
Total Health Care Equipment & Supplies				1,236,100
Health Care Providers & Services — 5.3%
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,135,000	1,932,175
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	1,856,893
HCA Inc., Notes	7.690%	6/15/25	490,000	445,978
HCA Inc., Senior Notes	6.250%	2/15/13	25,000	24,625
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,890,000	1,979,775	(a)
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	822,000	865,155	(a)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	2,077,000	2,295,085	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	158,000	167,480	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	320,000	272,000	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,190,000	1,160,250	(e)
US Oncology Holdings Inc., Senior Notes	7.178%	3/15/12	2,175,000	2,055,375	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,055,000	1,099,838
Total Health Care Providers & Services				14,154,629
Total Health Care				15,885,629
Industrials — 10.1%
Aerospace & Defense — 0.7%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	110,000	117,150	(a)
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	870,000	877,612
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/15	1,025,000	1,030,125	(a)
Total Aerospace & Defense				2,024,887
Airlines — 2.9%
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	240,000	247,200	(a)
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	124,879	120,509
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	560,000	526,400
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	115,000	115,863
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,105,000	2,848,837	(a)

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	$1,110,000	$1,098,900
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	887,461	820,902
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Notes	9.750%	12/17/16	380,000	391,400
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	778,690	710,554
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	400,000	409,000	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	370,000	371,850	(a)
Total Airlines				7,661,415
Building Products — 0.4%
Associated Materials Inc., Senior Discount Notes	11.250%	3/1/14	185,000	184,075
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	752,044	793,407
USG Corp., Senior Notes	9.750%	8/1/14	135,000	142,425	(a)
Total Building Products				1,119,907
Commercial Services & Supplies — 3.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,020,000	1,113,840	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	160,000	149,800	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,460,000	1,315,825	(a)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	165,000	167,063
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	997,150	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,290,000	1,136,932
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.750%	6/15/11	120,000	115,211
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000	862,201
International Lease Finance Corp., Senior Notes	5.250%	1/10/13	290,000	251,716
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	1,450,000	1,410,125
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	520,000	559,000	(a)
Total Commercial Services & Supplies				8,078,863
Electrical Equipment — 0.1%
Coleman Cable Inc., Senior Notes	9.000%	2/15/18	230,000	228,850	(a)
Machinery — 0.2%
American Railcar Industries Inc., Senior Notes	7.500%	3/1/14	430,000	419,250
Oshkosh Corp., Senior Notes	8.500%	3/1/20	100,000	100,000	(a)
Total Machinery				519,250
Marine — 0.6%
Marquette Transportation Co./Marquette Transportation Finance Corp., Senior Secured Notes	10.875%	1/15/17	170,000	171,913	(a)
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	1,440,000	1,402,200	(a)
Total Marine				1,574,113
Road & Rail — 1.4%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	765,000	791,775
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	315,000	315,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	570,000	654,075
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	250,000	248,125	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	210,000	243,862
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,444,000	1,521,615
Total Road & Rail				3,774,452

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	13

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Notes	9.000%	8/15/16	$470,000	$474,700	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	280,000	280,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	735,000	735,000
Penhall International Corp., Senior Secured Notes	12.000%	8/1/14	825,000	622,875	(a)(c)
Total Trading Companies & Distributors				2,112,575
Total Industrials				27,094,312
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit Inc., Senior Notes	7.750%	7/15/16	390,000	405,600
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	50,000	53,625
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	460,000	427,800
Total Electronic Equipment, Instruments & Components				887,025
Internet Software & Services — 0.1%
Equinix Inc., Senior Notes	8.125%	3/1/18	390,000	390,000
IT Services — 1.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	899,925	863,928	(e)
First Data Corp., Senior Notes	5.625%	11/1/11	150,000	128,250
First Data Corp., Senior Notes	9.875%	9/24/15	980,000	842,800
First Data Corp., Senior Notes	10.550%	9/24/15	1,630,000	1,422,175	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	460,000	439,300	(a)
Total IT Services				3,696,453
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices Inc., Senior Notes	8.125%	12/15/17	215,000	218,762	(a)
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	530,000	473,025
Freescale Semiconductor Inc., Senior Notes	9.125%	12/15/14	209,226	181,504	(e)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	550,000	431,750
Total Semiconductors & Semiconductor Equipment				1,305,041
Total Information Technology				6,278,519
Materials — 9.8%
Chemicals — 3.1%
Ashland Inc., Senior Notes	9.125%	6/1/17	1,680,000	1,843,800	(a)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,170,000	1,205,100
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,015,000	1,058,138	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	420,000	394,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	582,000	805,890	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	585,000	614,250
Terra Capital Inc., Senior Notes	7.750%	11/1/19	1,960,000	2,195,200	(a)
Total Chemicals				8,117,178
Construction Materials — 0.0%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	45,000	45,675	(a)
Containers & Packaging — 1.2%
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	485,000	469,238
BWAY Corp., Senior Subordinated Notes	10.000%	4/15/14	310,000	320,850	(a)

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — continued
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	$425,000	$0	(b)(c)(g)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	390,000	427,050
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	955,000	1,005,137
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	970,000	986,975	(a)
Total Containers & Packaging				3,209,250
Metals & Mining — 1.9%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	2,315,000	2,349,725
Novelis Inc., Senior Notes	7.250%	2/15/15	1,060,000	988,450
Ryerson Holding Corp., Senior Discount Notes, zero coupon bond to yield	16.311%	2/1/15	1,720,000	748,200	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	195,000	201,337
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	400,000	474,000
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	330,000	395,175
Total Metals & Mining				5,156,887
Paper & Forest Products — 3.6%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	1,538,720	1,588,729	(a)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	520,000	483,600	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,462,000	2,105,010	(a)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	1,050,000	1,113,000	(a)
NewPage Corp., Senior Secured Notes	10.000%	5/1/12	10,000	5,800
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,370,000	1,315,200
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	340,000	369,533	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,105,000	1,165,775	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	1,535,000	1,419,875
Total Paper & Forest Products				9,566,522
Total Materials				26,095,512
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 4.8%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	980,000	1,065,750	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	175,000	136,500
Frontier Communications Corp., Senior Notes	8.125%	10/1/18	320,000	320,000
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	670,000	67	(b)(c)
Intelsat Bermuda Ltd., Senior Notes	11.250%	6/15/16	910,000	975,975
Intelsat Corp., Senior Notes	9.250%	8/15/14	570,000	589,950
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	1,045,000	1,084,188
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	155,000	163,525
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	2,390,000	2,557,300
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	600,000	553,500	(a)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	1,000,000	1,075,000	(a)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	235,000	238,525
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	575,000	598,000	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	1,500,000	1,612,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	440,000	409,200	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,365,000	1,395,712
Total Diversified Telecommunication Services				12,775,692

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	15

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 3.4%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	$800,000	$951,094	(a)(c)(e)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	1,500,000	1,531,875
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	120,000	123,000
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	350,000	359,188
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	350,000	266,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,225,000	4,637,187
True Move Co., Ltd., Notes	10.750%	12/16/13	1,370,000	1,390,550	(a)
Total Wireless Telecommunication Services				9,259,769
Total Telecommunication Services				22,035,461
Utilities — 7.1%
Electric Utilities — 2.8%
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,450,000	1,542,438
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	7,855,000	5,910,102
Total Electric Utilities				7,452,540
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	6.875%	12/15/13	155,000	157,325
Independent Power Producers & Energy Traders — 4.2%
AES Corp., Secured Notes	8.750%	5/15/13	930,000	950,925	(a)
AES Corp., Senior Notes	8.000%	10/15/17	286,000	285,643
AES Corp., Senior Notes	8.000%	6/1/20	960,000	946,800
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	2,740,000	2,164,600
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	154,400
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,000,000	805,000
Edison Mission Energy, Senior Notes	7.200%	5/15/19	840,000	594,300
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,065,000	697,575
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,090,000	1,593,625
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	445,942	314,389	(e)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	645,000	582,112
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	219,159	231,213
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	526,119	565,578
NRG Energy Inc., Senior Notes	7.250%	2/1/14	1,340,000	1,353,400
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	44,381
Total Independent Power Producers & Energy Traders				11,283,941
Total Utilities				18,893,806
Total Corporate Bonds & Notes (Cost — $234,405,457)				240,420,165
Collateralized Senior Loans — 3.2%
Consumer Discretionary — 0.9%
Auto Components — 0.4%
Allison Transmission Inc., Term Loan B	2.980 - 3.000%	5/11/10	1,086,377	1,000,146	(h)(i)
Media — 0.5%
Idearc Inc., Term Loan	11.000%	3/31/10	392,621	359,862	(h)(i)
Newsday LLC, Term Loan	10.500%	7/15/10	1,000,000	1,073,750	(h)(i)
Total Media				1,433,612
Total Consumer Discretionary				2,433,758

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Energy — 0.5%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	5/13/10	$1,577,104	$1,387,851	(c)(h)(i)
Financials — 0.8%
Diversified Financial Services — 0.2%
CIT Group Inc., Term Loan	13.000%	3/12/10	450,000	465,985	(h)(i)
Real Estate Management & Development — 0.6%
Realogy Corp., Term Loan	13.500%	4/15/10	1,500,000	1,641,750	(h)(i)
Total Financials				2,107,735
Industrials — 0.5%
Aerospace & Defense — 0.1%
Hawker Beechcraft, Term Loan B	2.229 - 2.251%	3/31/10	385,000	286,224	(h)(i)
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.250%	4/28/10	985,759	803,805	(h)(i)
Trading Companies & Distributors — 0.1%
Penhall International Corp., Term Loan	9.631%	4/1/10	806,108	100,763	(h)(i)
Total Industrials				1,190,792
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Level 3 Communications Inc., Term Loan	11.500%	4/15/10	750,000	813,281	(h)(i)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan	3.729 - 3.751%	10/10/14	670,000	538,969	(h)(i)
Total Collateralized Senior Loans (Cost — $8,789,624)				8,472,386
Convertible Bonds & Notes — 0.7%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes (Cost — $1,794,797)	4.250%	8/15/12	2,100,000	1,748,250

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 1.0%
Media — 1.0%
Charter Communications Inc.			57,830	1,720,442	*(g)
Charter Communications Inc., Class A Shares			24,399	725,870	*
Dex One Corp.			2,646	78,861	*
SuperMedia Inc.			2,357	98,976	*
Total Consumer Discretionary				2,624,149
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			5,434	129,052	*
Financials — 0.2%
Diversified Financial Services — 0.2%
CIT Group Inc.			12,006	437,379	*

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	17

Western Asset Managed High Income Fund Inc.

Security			Shares	Value
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			1,738	$65,188	*
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			42,487	606,289	*
Total Common Stocks (Cost — $5,463,152)				3,862,057

	Rate	Maturity Date
Convertible Preferred Stocks — 1.1%
Financials — 1.1%
Diversified Financial Services — 1.1%
Bank of America Corp.	7.250%		1,820	1,651,650
Citigroup Inc.	7.500%	12/15/12	11,200	1,201,312	*
Total Convertible Preferred Stocks (Cost — $2,926,076)				2,852,962
Preferred Stocks — 0.4%
Financials — 0.4%
Commercial Banks — 0.3%
Santander Finance Preferred SA Unipersonal	10.500%		35,000	959,700	(c)
Diversified Financial Services — 0.1%
Preferred Plus, Trust, Series FRD-1	7.400%		100	2,151
Saturns, Series F 2003-5	8.125%		8,500	196,436
Total Diversified Financial Services				198,587
Total Preferred Stocks (Cost — $1,148,089)				1,158,287

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	891	9	*(c)(g)
Charter Communications Inc.		11/30/14	1,791	12,580	*
Jazztel PLC		7/15/10	750	0	*(a)(c)(g)
Nortek Inc.		12/7/14	3,364	42,891	*(g)
SemGroup Corp.		11/30/14	5,720	30,028	*(c)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $46,473)				85,508
Total Investments Before Short-Term Investments (Cost — $254,573,668)				258,599,615

		Maturity Date	Face Amount
Short-Term Investments — 1.9%
U.S. Government Agency — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $52,952)	0.190%	8/19/10	$53,000	52,955	(j)(k)

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreement — 1.9%
Morgan Stanley tri-party repurchase agreement dated 2/26/10; Proceeds at maturity - $4,941,041; (Fully collateralized by U.S. government agency obligation, 0.169% due 5/1/12; Market value — $5,044,694) (Cost — $4,941,000)	0.100%	3/1/10	$4,941,000	$ 4,941,000
Total Short-Term Investments (Cost — $4,993,952)				4,993,955
Total Investments — 98.6% (Cost — $259,567,620#)				263,593,570
Other Assets in Excess of Liabilities — 1.4%				3,872,404
Total Net Assets — 100.0%				$267,465,974

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of February 28, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	The maturity date shown represents the last in range of maturity dates.
(j)	Rate shown represents yield-to-maturity.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $260,061,042.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	19

Statement of assets and liabilities

February 28, 2010

Assets:
Investments, at value (Cost — $259,567,620)	$ 263,593,570
Foreign currency, at value (Cost — $898)	904
Cash	2,714
Interest receivable	5,813,991
Receivable for securities sold	4,003,258
Receivable from broker – – variation margin on open futures contracts	2,344
Prepaid expenses	6,595
Total Assets	273,423,376

Liabilities:
Payable for securities purchased	5,671,321
Investment management fee payable	163,663
Directors’ fees payable	1,364
Payable for open forward currency contracts	998
Accrued expenses	120,056
Total Liabilities	5,957,402
Total Net Assets	$ 267,465,974

Net Assets:
Par value ($0.001 par value; 46,319,516 shares issued and outstanding; 500,000,000 shares authorized) (Note 5)	$ 46,320
Paid-in capital in excess of par value	367,569,317
Undistributed net investment income	5,340,051
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(109,517,650)
Net unrealized appreciation on investments, futures contracts and foreign currencies	4,027,936
Total Net Assets	$ 267,465,974

Shares Outstanding	46,319,516

Net Asset Value	$5.77

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended February 28, 2010

Investment Income:
Interest	$ 30,068,310
Dividends	200,671
Total Investment Income	30,268,981

Expenses:
Investment management fee (Note 2)	1,912,662
Legal fees	164,935
Shareholder reports	56,692
Directors’ fees	53,632
Audit and tax	53,340
Transfer agent fees	44,592
Stock exchange listing fees	32,961
Insurance	6,318
Custody fees	5,666
Miscellaneous expenses	9,386
Total Expenses	2,340,184
Net Investment Income	27,928,797

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(34,081,208)
Futures contracts	(5,708)
Foreign currency transactions	31,254
Net Realized Loss	(34,055,662)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	111,349,721
Futures contracts	3,023
Foreign currencies	(1,037)
Change in Net Unrealized Appreciation/Depreciation	111,351,707
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	77,296,045
Increase in Net Assets From Operations	$105,224,842

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	21

Statements of changes in net assets

For the years ended February 28,	2010	2009

Operations:
Net investment income	$ 27,928,797	$ 26,897,724
Net realized loss	(34,055,662)	(27,695,767)
Change in net unrealized appreciation/depreciation	111,351,707	(71,006,425)
Increase (Decrease) in Net Assets From Operations	105,224,842	(71,804,468)

Distributions to Shareholders From (Note 1):
Net investment income	(27,228,527)	(25,478,469)
Decrease in Net Assets From Distributions to Shareholders	(27,228,527)	(25,478,469)

Fund Share Transactions:
Reinvestment of distributions (499,780 and 181,807 shares reissued, respectively)	2,574,613	748,135
Increase in Net Assets From Fund Share Transactions	2,574,613	748,135
Increase (Decrease) in Net Assets	80,570,928	(96,534,802)

Net Assets:
Beginning of year	186,895,046	283,429,848
End of year*	$267,465,974	$186,895,046
* Includes undistributed net investment income of:	$5,340,051	$4,384,521

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2010	2009	2008[1]	2007	2006

Net asset value, beginning of year	$4.08	$6.21	$7.19	$6.94	$7.20

Income (loss) from operations:
Net investment income	0.61	0.59	0.55	0.54	0.50
Net realized and unrealized gain (loss)	1.67	(2.16)	(0.99)	0.21	(0.26)
Total income (loss) from operations	2.28	(1.57)	(0.44)	0.75	0.24

Less distributions from:
Net investment income	(0.59)	(0.56)	(0.54)	(0.50)	(0.50)
Total distributions	(0.59)	(0.56)	(0.54)	(0.50)	(0.50)

Net asset value, end of year	$5.77	$4.08	$6.21	$7.19	$6.94

Market price, end of year	$6.02	$4.11	$5.60	$6.96	$6.16
Total return, based on NAV[2,3]	58.43%	(26.43)%	(5.86)%	12.11%	4.49%
Total return, based on Market Price[3]	64.09%	(17.81)%	(12.30)%	22.27%	2.89%

Net assets, end of year (millions)	$267	$187	$283	$328	$317

Ratios to average net assets:
Gross expenses	0.98%	0.96%	0.90%	0.97%[4]	1.11%
Net expenses	0.98	0.96 [5]	0.90 [5]	0.94 [4,6]	1.11 [6]
Net investment income	11.68	10.92	8.04	7.56	7.21

Portfolio turnover rate	87%	54%	58%	67%	33%

[1]	For the year ended February 29, 2008.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91%.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

24	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$240,420,165	$ 0	$240,420,165
Collateralized senior loans	—	8,472,386	—	8,472,386
Convertible bonds & notes	—	1,748,250	—	1,748,250
Common stocks:
Consumer discretionary	$ 903,707	1,720,442	—	2,624,149
Energy	—	129,052	—	129,052
Other common stocks	1,108,856	—	—	1,108,856
Convertible preferred stocks	2,852,962	—	—	2,852,962
Preferred stocks	1,158,287	—	—	1,158,287
Warrants	—	42,608	42,900	85,508
Total long-term investments	$6,023,812	$252,532,903	$42,900	$258,599,615
Short-term investments†	—	4,993,955	—	4,993,955
Total investments	$6,023,812	$257,526,858	$42,900	$263,593,570
Other financial instruments:
Futures contracts	3,023	—	—	3,023
Forward foreign currency contracts	—	(998)	—	(998)
Total other financial instruments	$ 3,023	$ (998)	—	$ 2,025
Total	$6,026,835	$257,525,860	$42,900	$263,595,595

†  See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks
Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Consumer Staples	Materials	Telecommunication Services	Preferred Stocks	Warrants	Total
Balance as of February 28, 2009	$2,461,950	$0	$0	$0	$123	$0	$0	$2,462,073
Accrued premiums/discounts	59,676	—	—	—	—	—	—	59,676
Realized gain/ (loss)[1]	(1,352,602)	(6,995,540)	(104,254)	(2)	(4,852)	(45,850)	(74,238)	(8,577,338)
Change in unrealized appreciation (depreciation)[2]	1,626,592	6,995,540	104,254	2	4,729	45,850	74,247	8,851,214
Net purchases (sales)	(2,665,200)	—	—	—	—	—	42,891	(2,622,309)
Net transfers in and/ or out of Level 3	(130,416)	—	—	—	—	—	—	(130,416)
Balance as of February 28, 2010	$0	—	—	—	—	—	$42,900	$42,900
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2010[2]	$0	—	—	—	—	—	$9	$9

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	25

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

26	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing reuirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Western Asset Managed High Income Fund Inc. 2010 Annual Report	27

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$87,539,581	$(87,539,581)
(b)	$255,260	(255,260)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended February 28, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$201,128,734
Sales	203,988,087

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,082,165
Gross unrealized depreciation	(15,549,637)
Net unrealized appreciation	$3,532,528

At February 28, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	25	6/10	$2,985,495	$3,076,562	$91,067

Contracts to Sell:
U.S. Treasury 5-Year Notes	100	6/10	$11,505,706	$11,593,750	(88,044)
Net Unrealized Gain on Open Futures Contracts					$3,023

28	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

At February 28, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	578,467	$788,107	5/18/10	$(998)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts[2]	$91,067	—	$91,067

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts[2]	$88,044	—	—	$88,044
Forward foreign currency contracts	—	$998	—	998
Total	$88,044	$998	—	$89,042

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts	$(5,708)	—	—	$ (5,708)
Forward foreign currency contracts	—	$31,312	—	31,312
Total	$(5,708)	$31,312	—	$25,604

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts	$3,023	—	—	$3,023
Forward foreign currency contracts	—	$(998)	—	(998)
Total	$3,023	$(998)	—	$2,025

Western Asset Managed High Income Fund Inc. 2010 Annual Report	29

The Fund had average market values of $236,659, $891,827 and $122,393 in futures contracts (to buy), futures contracts (to sell) and forward foreign currency contracts (to sell), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Capital shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2010, the Fund did not repurchase shares.

6. Distributions subsequent to February 28, 2010

On February 16, 2010, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0500 per share, payable on March 26, 2010, April 30, 2010 and May 28, 2010 to shareholders of record on March 19, 2010, April 23, 2010 and May 21, 2010, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 was as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$27,228,527	$25,478,469

As of February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$ 5,834,748
Capital loss carryforward*		(93,375,949)
Other book/tax temporary differences(a)		(16,142,976)
Unrealized appreciation/(depreciation)(b)		3,534,514

Total accumulated earnings / (losses) — net		$(100,149,663)

*  As of February 28, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2011	$ (38,635,215)
2/29/2012	(4,980,975)
2/28/2017	(14,045,166)
2/28/2018	(35,714,593)
$(93,375,949)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

30	Western Asset Managed High Income Fund Inc. 2010 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Managed High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed High Income Fund Inc. as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed High Income Fund Inc. as of February 28, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 19, 2010

Western Asset Managed High Income Fund Inc.	31 .

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Managed High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the

32	Western Asset Managed High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Western Asset London helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of six funds for the 1-year period ended June 30, 2009 and five funds for each of the 3-, 5- and 10-year periods ended June 30, 2009. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked third among the funds in the Performance Universe for that period and was slightly better than the Performance Universe median and that the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2009 was ranked third among the funds in the Performance Universe for that period and was at the Performance Universe median. The Board noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the

Western Asset Managed High Income Fund Inc.	33

Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Subadvisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high current yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe, which included two other funds managed by Western Asset, had average net common share assets ranging from $45.8 million to $480.4 million. One of the Funds in the Expense Universe was larger than the Fund and four were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on both a contractual basis and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked third among the funds in the Expense Universe and was at the Expense Universe median. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted, among other things, that the small number of funds in the Expense Universe, which included funds varying widely in size and two other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the differences required to manage these different types of clients and funds.

34	Western Asset Managed High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and overall quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had declined by 9 percent over the period covered by the analysis. The Board concluded that profitability was not excessive in light of the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Managed High Income Fund Inc.	35

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed High Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Non-Interested Directors

Carol L. Colman

c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None

Daniel P. Cronin

c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None

Paolo M. Cucchi

c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None

36	Western Asset Managed High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Non-Interested Directors cont’d

Leslie H. Gelb

c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson

c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett

c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	None

Western Asset Managed High Income Fund Inc.	37

Non-Interested Directors cont’d

Jeswald W. Salacuse

c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	22
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director

R. Jay Gerken, CFA*

Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates (since 2006); President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	134
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

38	Western Asset Managed High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d

Ted P. Becker

Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Steven Frank

Legg Mason
55 Water Street, New York, NY 10041

Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2005
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Western Asset Managed High Income Fund Inc.	39

Officers cont’d

Albert Laskaj

Legg Mason
55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1            The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2011, year 2012 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

*          Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40	Western Asset Managed High Income Fund Inc.

Annual chief executive officer and

chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Managed High Income Fund Inc.	41

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

42	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Western Asset Managed High Income Fund Inc.	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2010:

Record date:	Monthly	May 22, 2009	Monthly	Monthly

	March 2009-		June 2009-	January 2010-
Payable date:	April 2009	May 29, 2009	December 2009	February 2010
Ordinary income:
Qualified dividend income for individuals	4.58%	1.76%	0.72%	1.19%
Dividends qualifying for the dividends received deduction for corporations	4.58%	1.76%	0.72%	1.19%

Please retain this information for your records.

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Western Asset

Managed High Income Fund Inc.

Directors	Western Asset Managed High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, New York 10041	345 Park Avenue
Paolo M. Cucchi		New York, New York 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, New York 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
New York Stock Exchange Symbol
Officers	Custodian	MHY
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer &Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, New York 10038
Thomas Mandia
Assistant Secretary
Steven Frank
Controller
Albert Laskaj
Controller

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone, and through our websites;

•                  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010547 4/10 SR10-1072

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2009 and February 28, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,150 in 2009 and $44,850 in 2010.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Managed High Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed High Income Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  Western Asset Managed High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Managed High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

 (a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 28, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	108 registered investment companies with $185.5 billion in total assets under management	224 Other pooled investment vehicles with $108.2 billion in assets under management*	816 Other accounts with $188.2 on in total assets under management**

Stephen A. Walsh ‡	108 registered investment companies with $185.5 billion in total assets under management	224 Other pooled investment vehicles with $108.2 billion in assets under management*	816 Other accounts with $188.2 billion in total assets under management**

Keith J. Gardner ‡	44 registered investment companies with $27.0 billion in total assets under management	6 Other pooled investment vehicles with $0.7 billion in assets under management	3 Other accounts with $0.4 billion in total assets under management

Michael C. Buchanan ‡	53 registered investment Companies with $30.5 billion in total assets Under management	6 Other pooled investment vehicles with $3.2 billion in assets under management	13 Other accounts with $1.6 billion in total assets under management

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 90 accounts managed, totaling $24.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of February 28, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1)                 Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	April 27, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed High Income Fund Inc.

Date:	April 27, 2010